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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                          Date of report: July 1, 2000
                        (Date of earliest event reported)


                            FRONT PORCH DIGITAL INC.
             (Exact name of Registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


                   333-16031                               86-0793960
              (Commission File No.)                     (I.R.S. Employer
                                                       Identification No.)


                             1810 Chapel Avenue West
                                    Suite 130
                          Cherry Hill, New Jersey 08002
               (Address of principal executive offices; zip code)

                                 (856) 663-3500
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Exhibits

         16       Letter from HJ & Associates, L.L.C., former accountant.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned as duly authorized.

Dated: Aug 1, 2000


                                            Front Porch Digital Inc.

                                            By:  /s/ Jay Yogeshwar
                                               -----------------------------
                                                    Jay Yogeshwar
                                                    Chief Executive Officer



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